UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 19, 2010

TEMPUR-PEDIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Tempur-Pedic International Inc. (the “Company” or “Tempur-Pedic”) is filing this Current Report on Form 8-K to file its form of Performance Restricted Stock Unit Award Agreement, Restricted Stock Award Agreement  and Stock Option Agreement for awards that may be made pursuant to its Amended and Restated 2003 Equity Incentive Plan, as amended (the “2003 EIP”).  Tempur-Pedic is also providing information about its Tempur-Pedic International Inc. Long-Term Incentive Plan (the “Long-Term Plan”) established under the 2003 EIP in order to facilitate the grant of equity or equity-based awards based on Tempur-Pedic’s achievement of certain pre-determined performance goals during certain designated periods.

The purpose of the Long-Term Plan is to attract and retain the best possible executive talent, motivate executive officers and employees, attain long-term objectives and strategic initiatives and to further align the interests of executive officers and employees with those of the Tempur-Pedic stockholders.  Amounts paid under the Long-Term Plan are generally intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986.  The maximum number of shares of stock that may be granted pursuant to or the subject of outstanding awards under the Long-Term Plan is limited to the number of shares of stock available under the 2003 EIP, and new awards may not be made after expiration of the 2003 EIP.

The Compensation Committee will administer the Long-Term Plan, including identifying participating executive officers and employees, establishing Tempur-Pedic performance goals and determining the applicable period of performance.  The performance period is the length of time during which the achievement of Tempur-Pedic performance goals are measured as designated by the Compensation Committee.

 (d) Exhibits

Exhibit	Description

10.1	Tempur-Pedic International Inc. Long-Term Incentive Plan
10.2	Form of Performance Restricted Stock Unit Award Agreement
10.3	Form of Restricted Stock Unit Award Agreement
10.4	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur-Pedic International Inc.
Date: February 19, 2010	By:	/s/ Dale E. Williams
Name: Dale E. Williams
Title: Executive Vice President, Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Tempur-Pedic International Inc. Long-Term Incentive Plan
10.2	Form of Performance Restricted Stock Unit Award Agreement
10.3	Form of Restricted Stock Unit Award Agreement
10.4	Form of Stock Option Agreement